EXHIBIT 10.28

AMENDMENT TO DISTRIBUTION AGREEMENT

This Amendment to Distribution Agreement (“Amendment”) is effective as of November 28, 2016 (the “Amendment Effective Date”), by and between Roche Diagnostics International AG, Basel Branch Diabetes Care, with offices located at Peter Merian-Weg 4, 4052 Basel, Switzerland (“Roche Diagnostics”) and Roche Diabetes Care GmbH, with offices located at Sandhofer Strasse 116, 68305 Mannheim, Germany (“Roche Diabetes” and collectively with Roche Diagnostics, “Roche”) and Senseonics Incorporated, with offices located at 20451 Seneca Meadows Parkway, Germantown, MD 20876‑7005, USA (“Senseonics”). Roche and Senseonics are sometimes referred to herein individually as a “Party” and collectively as the “Parties.”

WHEREAS, Roche and Senseonics are parties to that certain Distribution Agreement dated May 23, 2016 (the “Agreement”); and

WHEREAS, the Parties desire to amend the Agreement in accordance with Section 11.11 thereof;

NOW, THEREFORE, in consideration of the premises and mutual covenants contained in this Amendment, the Parties agree as follows:

1.	The second and third sentences of Section 10.1 are hereby deleted and replaced with the following:

Unless terminated earlier in accordance with the terms hereof, this Agreement shall expire on December 31, 2018. Upon agreement by the Parties to the Minimum Requirement for 2019 (as described in Exhibit 4), this Agreement shall expire on December 31, 2019.

2.	Exhibit 3 to the Agreement is hereby deleted in its entirety and replaced with the Exhibit 3 attached hereto.
3.	Exhibit 4 to the Agreement is hereby deleted in its entirety and replaced with the Exhibit 4 attached hereto.
4.

Except as expressly amended hereby, the terms and conditions of the Agreement shall remain unchanged and in full force and effect. In the event of any conflict between the terms of this Amendment and the terms of the Agreement, the terms of this Amendment shall govern. The amendments made herein shall be effective as of the Amendment Effective Date. Capitalized terms used in this Amendment that are not otherwise defined herein shall have the same meanings as such terms are given in the Agreement. For clarity, any cross-references to Agreement Sections refer to those Agreement Sections as amended by this Amendment. This Amendment may be executed in counterparts, each of which shall be deemed an original but all of which shall be considered one and the same instrument.

[Signatures are on next page]

Confidential and Proprietary

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

IN WITNESS WHEREOF, each of the Parties has caused this Amendment to be executed by its duly authorized representative as of the Amendment Effective Date.

Senseonics Incorporated

By:	/s/ Tim Goodnow
Name:	Tim Goodnow
Title:	President & CEO

Roche Diagnostic International AG Basel Branch Diabetes Care

By:	/s/ A. Pedrazzetti	/s/ Illegible
Name:	A. Pedrazzetti	Illegible
Title:	Head Bus. Dev./Roche Diabetes Care	Illegible

Roche Diabetes Care GmbH

By:	/s/ Illegible	/s/ P. Hoffman
Name:	Illegible	P. Hoffmann
Title:	Illegible	Legal Counsel

Confidential and Proprietary

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT 3

Territory

Europe, Middle East and Africa (as listed below), excluding Sweden, Norway, Denmark, Finland and Israel from this amendment.

For clarity, the Parties acknowledge and agree that for all countries listed below, SENSEONICS AND ROCHE must agree in advance of any commitment to enter the market (where and when). ROCHE shall have the exclusive right, but not the obligation, to distribute the Products in the Territory.

EUROPE	MIDDLE EAST	AFRICA
Albania	Bahrain	Algeria
Andorra	Benin	Angola
Austria	Egypt	Benin
Belarus	Iran	Botswana
Belgium	Iraq	Banana Faso
Bosnia and Herzegovina	Jordan	Burundi
Bulgaria	Kuwait	Cameroon
Croatia	Lebanon	Cape Verde
Cyprus	Libya	Central African Republic
Czech Republic	Oman	Chad
Estonia	Palestine	Comoros
Faroe islands	Qatar	Democratic Republic of the Congo
Franca	Saudi Arabia	Djibouti
Georgia	Sudan	Equatorial Guinea
Germany	Syna	Eritrea
Gibraltar	Turkey	Ethiopia
Greece	United Arab Emirates	Gabon
Guernsey	Yemen	Gambia
Hungary		Ghana
Iceland		Guinea
Ireland		Guinea-Bissau
Isle Of Man		Ivory Coast
Italy		Kenya
Jersey		Lesotho
Latvia		Liberia
Liechtenstein		Madagascar
Lithuania		Malawi
Luxembourg		Mali
Macedonia		Mauritania
Malta		Mauritius
Moldova		Morocco
Monaco		Mozambique
Montenegro		Namibia
Netherlands		Niger
Poland		Nigeria
Portugal		Rwanda
Romania		Sao Tome & Principe
San Marino		Senegal

Confidential and Proprietary

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EUROPE	MIDDLE EAST	AFRICA
Serbia		Somalia
Slovakia		South Africa
Slovenia		Swaziland
Spain		Tanzania
Switzerland		Togo
Turkey		Tunisia
Ukraine		Turkey
United Kingdom		Uganda
Vatican City		Western Sahara
Zambia
Zimbabwe (Rhodesia)

Confidential and Proprietary

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT 4

Price:

Eversense®
Sensor Pack

Contains the following:

1Sensor Insertion Kit — Includes Blunt Dissector, Insertion Tool, Insertion Template, Adhesive Patch 30‑Pack (3). Insertion and Removal Instruction Guide

1Sensor Kit — Includes Sensor Pouch

Annual Volume	Price
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

Eversense® Smart Transmitter Pack Contains the following: l Smart Transmitter, 1 Power Supply, 1 User Guide, and 1 Quick Reference Guide
Annual Volume	Price
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

Annual Volume Purchased is based on units of the applicable Product purchased by ROCHE in a particular calendar year under the Agreement.

Upon notification by SENSEONICS that a 180 day sensor product is available for inclusion under this Agreement, the Parties shall negotiate in good faith an amendment to this Agreement to include the 180 day sensor product as a Product under this Agreement and the corresponding price for such product and minimum requirements for such product and the other Products under this Agreement. SENSEON1CS shall only be entitled to offer the 180 day sensor product to third parties, if ROCHE gives its written consent. For clarity, ROCHE shall be free to order and to distribute the 90 day sensor product even if a sensor with an extended life is available from SENSEONICS.

Confidential and Proprietary

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Minimum Requirement:

	Eversense® Sensor Pack	Eversense® Smart Transmitter Pack
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

ROCHE shall provide timely written notice to SENSEON1CS if it reasonably believes it will not purchase the minimum quantities of each Product in any particular calendar quarter as outlined above. If ROCHE does not order enough Product to meet the Minimum Requirement for 2017, on December 15, 2017ROCHE shall be deemed to have placed an order for the number of units of Product required to satisfy the remainder of the Minimum Requirement for each Product for 2017 and ROCHE shall pay for such Product in accordance with Section 3 3(b) of the Agreement. For clarity, in case the Minimum Requirement for 2017 is not fulfilled and this is cured by a make-up order from ROCHE, SENSEONICS shall not have the right to terminate the Agreement for material breach based on Section 10.2 of the Agreement.

In September 2017, the Parties will hold a meeting to verify, if — based on the experiences so far-the Minimum Requirement for 2018 is to be confirmed. Factors including but not limited to Product up-take and customer acceptance, the regulatory approvals in the countries, potential adverse reactions to the Product and other unexpected events shall be taken into consideration when reviewing 2017 performance and confirming or adjusting the above Minimum Requirement for 2018

Starting in September 2018, or such other time period as the Parties may agree, the Parties will negotiate in good faith the Minimum Requirement for 2019 taking into account the Minimum Requirement for 2018, SENSEON1CS’ product costs, ROCHE’S actual Product sales during the term of this Agreement to date and ROCHE’S anticipated Product sales for 2019.

Confidential and Proprietary

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.